Goldman Sachs Funds

MID CAP EQUITY FUND                             Annual Report January 31, 1999



                                                Long-term capital growth


                                                potential through a diversified


                                                portfolio of equity securities.


                                            [LOGO OF GOLDMAN SACHS APPEARS HERE]

Goldman sachs Mid Cap Equity Fund

Market Overview

Dear Shareholder,

During the review period, events that began in Asia in 1997 continued to roil financial markets around the world. U.S. financial markets were not immune to the turmoil, and they fluctuated along with investor confidence.

 . U.S. Equity Market Fluctuated Along With Investor Confidence -- Early in the review period, the U.S. stock market generated strong performance, though not without an increase in overall market volatility. The mantle of market leadership was assumed by the largest and most liquid stocks in the S&P 500 Index, as circumstances conspired to make them the investment of choice among U.S. investors.

     As the period progressed, political and economic concerns worldwide dampened overall U.S. equity market performance. By period end, however, stocks rebounded on renewed confidence that concerted action from the G-7 (that is, the U.S., Japan, Germany, France, Italy, Great Britain and Canada), including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown.

 . The U.S. Economy Continued To See Growth -- Despite a slight tempering due to soft employment numbers, the U.S. economy continued to see growth for most of the review period. This growth, combined with continued uncertainty about the impact of Asian instability on the U.S. economy, kept the Federal Reserve in a wait-and-see mode for most of the period.

     On September 29th, in the wake of increasing global market turmoil, the Federal Reserve Board cut the Federal Fund's target rate by .25%, to 5.25%. As increasing illiquidity concerns in the market became more severe, the Fed followed up with two more surprise rate cuts, easing the target rate and the discount rate by another .50%. The Fed's actions were a strong signal that the monetary authorities were prepared to do whatever was necessary to provide liquidity and to support the economy against the potential for a substantial economic slowdown in 1999.

 . Market Outlook: Optimism Prevails -- We have a generally positive outlook for
  U.S. stocks. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally stable world political environment. We believe that this trend, combined with favorable demographic trends (such as the aging of the baby boomers), will benefit U.S. companies over the long term.

     At period end, while consumer spending remained strong, the manufacturing side of the economy appeared to weaken because of a trade drag and a slowdown in capital spending. However --while there are a variety of opinions as to when the Fed will move -- based on signs of non-inflationary growth in the areas of consumer spending, new home sales and strong fourth quarter gross domestic product, the general consensus is that any further easing by the Fed will come later, rather than sooner.

  We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.


  Sincerely,

  /s/ David B. Ford                         /s/ John P. McNulty

  David B. Ford                             John P. McNulty
  Co-Head, Goldman Sachs                    Co-Head, Goldman Sachs
  Asset Management                          Asset Management

February 26, 1999

 . NOT FDIC INSURED
 . May Lose Value
 . No Bank Guarantee

                                               Goldman Sachs Mid Cap Equity Fund

Fund Basics as
of January 31, 1999

Assets Under Management
$316 Million

Number of Holdings
65

NASDAQ Symbols

Class A Shares
GCMAX

Class B Shares
GCMBX

Class C Shares
GCMCX

Institutional Shares
GSMCX

Service Shares
GSMSX

--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------
January 31, 1998-               Fund Total Return
January 31, 1999             (without sales charge)1      Russell MidCap Index2
--------------------------------------------------------------------------------
Class A                               -10.48%                    12.01%
Class B                               -11.07%                    12.01%
Class C                               -11.03%                    12.01%
Institutional                         -10.07%                    12.01%
Service                               -10.48%                    12.01%
--------------------------------------------------------------------------------
1The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.

2The Russell MidCap Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
Total Return (with sales charge)
--------------------------------------------------------------------------------

For the period ended 12/31/98  Class A      Class B      Class C   Institutional  Service
---------------------------------------------------------------------------------------------
Last 6 months3                 -17.11%      -17.03%      -13.46%     -12.07% 5   -12.27% 5
One Year4                      -11.04%      -11.18%       -7.36%      -5.43% 5    -5.90% 5
Since Inception4                -6.85%       -6.34%       -3.43%      15.53% 5    -0.93% 5
                             (8/15/97)    (8/15/97)    (8/15/97)    (8/1/95)   (7/18/97)
---------------------------------------------------------------------------------------------

3The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $20.16 and represents the NAV plus the maximum sales charge of 5.5%.

4The Average Annual Total Return (with sales charge) is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects sales charges.

5Cumulative or Average Annual Total Returns as of 12/31/98.

--------------------------------------------------------------------------------
Top 10 company Holdings as of 1/31/99
--------------------------------------------------------------------------------

                                    % of Total
Company Holding                     Net Assets       Line of Business
--------------------------------------------------------------------------------
Aetna, Inc.                             3.1%         Healthcare Management
CMP Group, Inc.                         3.0%         Utilities
UST, Inc.                               3.0%         Tobacco
Pacific Century Financial Corp.         2.9%         Banks
Georgia Pacific Corp. (Timber Group)    2.9%         Forest Products
Loews Corp.                             2.8%         Insurance Services
Avnet, Inc.                             2.6%         Semiconductors
Vishay Intertechnology, Inc.            2.5%         Semiconductors
Northrop Grumman Corp.                  2.5%         Aerospace/Defense
Quest Diagnostics, Inc.                 2.3%         Healthcare Management
--------------------------------------------------------------------------------
The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Goldman sachs Mid Cap Equity Fund

Performance Overview

Dear Shareholder,

The following is a report on the performance of the Goldman Sachs Mid Cap Equity Fund for the 12-month period ended January 31, 1999.

  Performance Review

  Over the 12-month period ended January 31, 1999, the Fund's Class A, B, C, Institutional and Service shares generated annual total returns, without sales charges, of -10.48%, -11.07%, -11.03%, -10.07% and -10.48%, respectively.
  These returns underperformed the 12.01% annualized return of the Fund's benchmark, the Russell MidCap Index.

  What Hurt Fund Performance

 . Mid Caps Lag Performance of Large Cap Counterparts -- During the third quarter, investors sought security (Treasuries) and sold uncertainty (most stocks) with a vengeance. Stocks in the lower capitalization ranges -- including mid-cap stocks -- suffered the steepest declines as a result. Although these stocks recovered somewhat toward the end of the period under review, they finished far behind their large-cap counterparts. Over the year ended January 31, 1999, large cap value stocks, as measured by the Russell 1000 Value Index, posted a 18.23% advance, while mid cap value stocks, as measured by the Russell Midcap Value Index, posted a 4.67% gain.

 . The Leadership of Growth Stocks -- The Fund invests in stocks of companies that, in our view, are inexpensively priced relative to their estimated future earnings ("value stocks"). We believe that a value investment style provides strong opportunities to capitalize on market inefficiencies and the tendency for investors to shy away from unrecognized or undervalued securities. For most of the fiscal year covered by this report, however, market conditions were not favorable for value stocks: over the 12 months ended January 31, 1999, mid cap growth stocks (as measured by the Russell Midcap Growth Index) generated a 23.62% return, handily outperforming mid cap value stocks, which returned 4.67% (as measured by the Russell Midcap Value Index). Across capitalization ranges, high price/earnings and high price/book stocks outperformed stocks selling at low absolute and relative multiples of their earnings, cash flow or book value.

 . The Impact of the Internet Frenzy -- Estimates indicate that more than a third of the Russell Midcap's return for calendar 1998 was fueled by 39 Internet-related companies, although these companies compose less than 5% of the overall market cap of the Index. These stocks boosted mid cap index performance late in the year, as investors bid many internet companies to massive premiums to the broader market, despite modest revenues and limited-to-nonexistent demonstrated earnings. As our investment focus is on fundamental research into established companies that sell at a discount to the market or their peers based on near-term uncertainty or obscurity, Internet companies fell well outside our investment universe.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

VALUE INVESTMENT PROCESS

Value stocks represent companies that are currently undervalued in the market, but whose intrinsic value we believe ultimately will be recognized. Our value stock selection process emphasizes a bottom-up approach.

Search for Value

We search for value from a universe of 1,000 stocks, and then select 200 to 300 of the least expensive.

Fundamental Research

We refine our stock list through rigorous analysis of companies' "fundamentals" and face-to-face meetings with company management, competitors, suppliers and customers.

Risk Management

We maintain ongoing risk management resulting in an intentional and quantifiable risk/return profile.

Portfolio Composition

As bottom-up stock pickers, the Fund's management team focuses on individual companies first, but sometimes finds a concentration of value within particular industries or sectors. As of January 31, 1999, the Fund maintained overweight positions in the basic materials, energy, consumer noncyclicals, consumer services, financial and transport sectors. Underweight positions were maintained in the consumer cyclicals, industrials, technology, telecommunications, commercial services, utility and healthcare sectors.

Portfolio Outlook

We are positive about the long-term value offered by mid cap companies, particularly those in our portfolio. The asset class reached a tremendous discount during the past year relative to larger cap issues. We believe the discounted valuations have the potential to reattract capital and drive returns back toward the historical valuation mid caps have achieved relative to larger companies, based on mid caps' solid earnings and cash flow prospects. We will continue to perform rigorous, firsthand research into mid cap stocks that trade at a discount to the market and their peers due to obscurity or uncertainty. We aim to exploit anomalies by investigating what is undiscovered or misunderstood by the marketplace. Mid cap stocks' recovery at the end of the period from third quarter lows strengthens our conviction that our disciplined value-based approach has the potential to deliver strong returns over a long-term investment horizon.

We thank you for your investment and look forward to your continued confidence.




Goldman Sachs U.S. Value Investment Team

February 26, 1999

GOLDMAN SACHS MID CAP EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

                           Resources and Relationships

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                In-Depth Research

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                 Risk Management

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.


To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Performance Summary
January 31, 1999
 The following graph shows the value, as of January 31, 1999, of a $10,000 in-vestment made in the Institutional Class of shares on August 1, 1995 (com-mencement of operations) of the Goldman Sachs Mid Cap Equity Fund. For comparative purposes, the performance of the Fund's benchmark (the Russell Midcap Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from the Institutional Class of shares due to differences in fees and loads.

 Midcap Equity Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to January 31, 1999

 [GRAPH APPEARS HERE]
          Russell Mid Cap Index    Mid Cap Equity Fund Institutional Class
          ---------------------    ---------------------------------------
8/1/95            10,000                           10,000
AUG               10,153                           10,140
SEPT              10,382                           10,227
OCT               10,150                            9,973
NOV               10,654                           10,253
DEC               10,716                           10,494
JAN/96            10,942                           10,689
FEB               11,199                           10,877
MAR               11,362                           10,796
APR               11,683                           10,937
MAY               11,860                           11,085
JUNE              11,682                           10,762
JULY              10,959                           10,353
AUG               11,480                           10,749
SEP               12,048                           11,307
OCT               12,144                           11,428
NOV               12,883                           12,469
DEC               12,752                           12,740
JAN/97            13,229                           13,436
FEB               13,209                           13,623
MAR               12,648                           13,329
APR               12,963                           14,010
MAY               13,909                           15,337
JUNE              14,364                           15,947
JULY              15,562                           16,980
AUG               15,392                           17,123
SEP               16,271                           17,883
OCT               15,638                           17,419
NOV               16,010                           17,195
DEC               16,452                           17,331
JAN '98           16,143                           17,583
FEB               17,405                           18,801
MAR               18,230                           19,362
APR               18,276                           19,670
MAY               17,709                           19,313
JUNE              17,954                           18,639
JULY              17,097                           17,006
AUG               14,362                           14,213
SEP               15,291                           14,765
OCT               16,334                           15,569
NOV               17,108                           16,202
DEC               18,112                           16,389
JAN '99           18,081                           15,813

  Average Annual Total Return through January
  31, 1999                                        Since Inception One Year
  Class A (commenced August 15, 1997)
  Excluding sales charges                                  -5.12%  -10.48%
  Including sales charges                                  -8.73%  -15.41%
 -------------------------------------------------------------------------
  Class B (commenced August 15, 1997)
  Excluding contingent deferred sales charges              -5.70%  -11.07%
  Including contingent deferred sales charges              -8.29%  -15.51%
 -------------------------------------------------------------------------
  Class C (commenced August 15, 1997)
  Excluding contingent deferred sales charges               5.61%  -11.03%
  Including contingent deferred sales charges              -5.61%  -11.92%
 -------------------------------------------------------------------------
  Institutional Class (commenced August 1, 1995)           13.96%  -10.07%
 -------------------------------------------------------------------------
  Service Class (commenced July 18, 1997)                  -3.17%  -10.48%
 -------------------------------------------------------------------------

GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Investments
January 31, 1999

  Shares  Description                                  Value
 Common Stocks - 86.7%
  Aerospace/Defense - 2.5%
  138,600 Northrop Grumman Corp.                 $  7,900,200
 ------------------------------------------------------------
  Airfreight, Truck & Other - 1.7%
  119,100 CNF Transportation, Inc.                  5,285,062
 ------------------------------------------------------------
  Auto Suppliers - 2.4%
  68,400  Federal-Mogul Corp.                       4,052,700
  65,500  Lear Corp.*                               2,579,062
  15,300  Magna International, Inc.                   908,438
                                                 ------------
                                                    7,540,200
 ------------------------------------------------------------
  Banks - 5.2%
  417,100 Pacific Century Financial Corp.           9,176,200
  195,200 Republic of New York Corp.                7,149,200
                                                 ------------
                                                   16,325,400
 ------------------------------------------------------------
  Chemical Products - 1.5%
  169,300 IMC Global, Inc.                          3,079,143
  65,200  Olin Corp.                                1,540,350
                                                 ------------
                                                    4,619,493
 ------------------------------------------------------------
  Environmental Services - 1.0%
  118,000 Browning-Ferris Industries, Inc.          3,245,000
 ------------------------------------------------------------
  Financial Services - 0.9%
  63,400  CMAC Investment Corp.                     2,781,675
 ------------------------------------------------------------
  Forest Products - 5.5%
  78,600  Georgia-Pacific Corp.                     5,069,700
  400,300 Georgia-Pacific Corp. (Timber Group)      9,006,750
  210,657 Smurfit-Stone Container Corp.*            3,396,843
                                                 ------------
                                                   17,473,293
 ------------------------------------------------------------
  Gaming Companies - 1.4%
  246,100 Mirage Resorts, Inc.*                     3,522,306
  114,400 Park Place Entertainment Corp.*             779,350
                                                 ------------
                                                    4,301,656
 ------------------------------------------------------------
  Healthcare Management - 7.1%
  108,000 Aetna, Inc.                               9,733,500
  385,800 Quest Diagnostics, Inc.*                  7,306,088
  261,600 Tenet Healthcare Corp.*                   5,428,200
                                                 ------------
                                                   22,467,788
 ------------------------------------------------------------
  Hotels & Restaurants - 1.2%
  265,000 Hilton Hotels Corp.                       3,825,938
 ------------------------------------------------------------
  Insurance Services - 2.7%
  103,400 Loews Corp.                               8,704,988
 ------------------------------------------------------------
  Insurance-Life - 1.0%
  43,500  Reliastar Financial Corp.                 1,802,531
  42,900  Torchmark Corp.                           1,407,655
                                                 ------------
                                                    3,210,186
 ------------------------------------------------------------

  Shares  Description                               Value
 Common Stocks - (continued)
  Insurance-Property and Casualty - 4.6%
  79,000  Allmerica Financial Corp.            $ 4,261,062
  180,300 CNA Financial Corp.*                   6,344,306
  95,600  Everest Reinsurance Holdings, Inc.     3,214,550
  22,200  Mercury General Corporation              843,600
                                               -----------
                                                14,663,518
 ---------------------------------------------------------
  Integrated Oil - 1.7%
  47,100  Elf Aquitaine ADR                      2,572,838
  188,500 Occidental Petroleum Corp.             2,839,281
                                               -----------
                                                 5,412,119
 ---------------------------------------------------------
  Investment Brokers & Managers - 2.3%
  341,704 Waddell & Reed Financial, Inc.
          Class B*                               7,154,427
  5,325   Waddell & Reed Financial, Inc.           112,491
                                               -----------
                                                 7,266,918
 ---------------------------------------------------------
  Logistics/Rail - 1.3%
  206,000 Canadian Pacific Ltd.                  4,184,374
 ---------------------------------------------------------
  Media & Communications - 4.1%
  186,600 AH Belo Corp.                          3,510,413
  143,100 Dun & Bradstreet Corp.                 4,364,550
  145,500 New York Times Co.                     4,992,469
                                               -----------
                                                12,867,432
 ---------------------------------------------------------
  Oil Refining & Marketing - 2.2%
  260,400 Tosco Corp.                            5,663,700
  57,700  USX-Marathon Group, Inc.               1,312,675
                                               -----------
                                                 6,976,375
 ---------------------------------------------------------
  Oil & Gas Services - 3.2%
  204,000 Baker Hughes, Inc.                     3,442,500
  189,200 Transocean Offshore, Inc.              4,836,425
  98,800  Weatherford International, Inc.*       1,741,350
                                               -----------
                                                10,020,275
 ---------------------------------------------------------
  Packaging - 2.0%
  108,200 Crown Cork & Seal, Inc.                3,428,588
  57,400  Sealed Air Corp.*                      3,045,788
                                               -----------
                                                 6,474,376
 ---------------------------------------------------------
  Personal Computers and Peripherals - 1.3%
  168,600 Quantum Corp.*                         4,035,863
 ---------------------------------------------------------
  Pharmaceuticals - 1.4%
  479,900 Perrigo Co.*                           4,379,088
 ---------------------------------------------------------
  Recreational Products - 1.7%
  141,300 Hasbro, Inc.                           5,254,594
 ---------------------------------------------------------
  Restaurants & Hotels - 1.0%
  67,200  Tricon Global Restaurants, Inc.*       3,196,200
 ---------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

  Shares  Description                                Value
 Common Stocks - (continued)
  Retail - 4.0%
  88,600  Federated Department Stores, Inc.*   $  3,704,588
  79,300  Sears Roebuck & Co.                     3,181,913
  186,000 ShopKo Stores, Inc.*                    5,905,500
                                               ------------
                                                 12,792,001
 ----------------------------------------------------------
  Semiconductors - 5.1%
  179,900 Avnet, Inc.                             8,084,256
  608,750 Vishay Intertechnology, Inc.*           7,951,797
                                               ------------
                                                 16,036,053
 ----------------------------------------------------------
  Specialty Finance & Agencies - 1.7%
  139,800 C.I.T. Group, Inc.                      4,456,125
  17,700  Finova Group, Inc.                      1,066,425
                                               ------------
                                                  5,522,550
 ----------------------------------------------------------
  Specialty Retail - 1.5%
  21,300  Ross Stores, Inc.                         841,350
  251,700 Toys R Us, Inc.*                        3,775,500
                                               ------------
                                                  4,616,850
 ----------------------------------------------------------
  Steel - 2.8%
  397,100 Ispat International NV                  3,003,069
  309,300 Ucar International, Inc.*               5,702,719
                                               ------------
                                                  8,705,788
 ----------------------------------------------------------
  Supermarkets - 1.2%
  417,500 Fleming Companies, Inc.                 3,731,406
 ----------------------------------------------------------
  Textiles - 1.5%
  220,900 Fruit of the Loom, Inc.*                3,203,050
  112,600 Reebok International Ltd.*              1,674,925
                                               ------------
                                                  4,877,975
 ----------------------------------------------------------
  Tire & Other Related Rubber Products - 0.0%
  2,800   Goodyear Tire & Rubber Co.                137,200
 ----------------------------------------------------------
  Tobacco - 4.7%
  201,800 RJR Nabisco Holdings Corp.              5,448,600
  296,900 UST, Inc.                               9,352,350
                                               ------------
                                                 14,800,950
 ----------------------------------------------------------
  Utilities - 3.3%
  532,100 CMP Group, Inc.                         9,577,800
  47,300  Northeast Utilities*                      724,281
                                               ------------
                                                 10,302,081
 ----------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $299,404,497)                          $273,934,865
 ----------------------------------------------------------

  Principal              Interest                     Maturity
  Amount                   Rate                         Date                             Value
 Repurchase Agreement - 9.4%
  Joint Repurchase Agreement Account
  $29,800,000             4.84%                       02/01/99                     $ 29,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $29,800,000)                                                               $ 29,800,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $329,204,497)(a)                                                           $303,734,865
 ----------------------------------------------------------------------------------------------

  Federal Income Tax
  Information:
  Gross unrealized
   gain for
   investments in
   which value exceeds
   cost                $ 17,749,103
  Gross unrealized
   loss for
   investments in
   which
   cost exceeds value   (43,218,735)
 -----------------------------------
  Net unrealized loss  $(25,469,632)
 -----------------------------------

 * Non-income producing security.

 (a) The aggregate cost for federal income tax purposes is $329,204,497.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $329,204,497)                                                   $303,734,865
  Cash                                                                  79,887
  Receivables:
  Investment securities sold                                        14,514,549
  Dividends and interest                                               142,379
  Fund shares sold                                                   2,824,075
  Reimbursement from investment advisers                                60,902
  Deferred organization expenses, net                                   25,771
  Other assets                                                          39,801
 ------------------------------------------------------------------------------
  Total assets                                                     321,422,229
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                    3,613,470
  Fund shares repurchased                                            1,424,062
  Amounts owed to affiliates                                           302,741
  Accrued expenses and other liabilities                                82,425
 ------------------------------------------------------------------------------
  Total liabilities                                                  5,422,698
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  335,338,925
  Accumulated distributions in excess of net investment income         (31,716)
  Accumulated net realized gain on investment, options and
  foreign currency transactions                                      6,161,954
  Net unrealized loss on investments                               (25,469,632)
 ------------------------------------------------------------------------------
  NET ASSETS                                                      $315,999,531
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
  Class A                                                               $18.38
  Class B                                                               $18.29
  Class C                                                               $18.30
  Institutional                                                         $18.37
  Service                                                               $18.29
 ------------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                            3,839,266
  Class B                                                            2,067,304
  Class C                                                              590,146
  Institutional                                                     10,694,424
  Service                                                               15,810
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                17,206,950
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $19.45. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Statement of Operations
For the Year Ended January 31, 1999

  Investment income:
  Dividends(a)                                                    $  5,328,500
  Interest                                                           1,374,682
 ------------------------------------------------------------------------------
  Total income                                                       6,703,182
 ------------------------------------------------------------------------------
  Expenses:
  Management fees                                                    2,953,154
  Distribution and Service fees(b)                                     979,986
  Transfer agent fees                                                  416,985
  Registration fees                                                    112,230
  Custodian fees                                                       100,766
  Professional fees                                                     79,041
  Amortization of deferred organization expenses                        17,119
  Trustee fees                                                           8,079
  Service class fees                                                       685
  Other                                                                142,138
 ------------------------------------------------------------------------------
  Total expenses                                                     4,810,183
 ------------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs                        (328,135)
 ------------------------------------------------------------------------------
  Net expenses                                                       4,482,048
 ------------------------------------------------------------------------------
  NET INVESTMENT INCOME                                              2,221,134
 ------------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, options and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                            6,434,513
  Options written                                                        1,238
  Foreign currency related transactions                                   (461)
  Net change in unrealized gain (loss) on:
  Investments                                                      (58,936,499)
  Translation of assets and liabilities denominated in foreign
  currencies                                                           288,441
 ------------------------------------------------------------------------------
  Net realized and unrealized loss on investment, options and
  foreign currency transactions                                    (52,212,768)
 ------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(49,991,634)
 ------------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $35,001.
 (b) Class A, Class B and Class C had distribution and service fees of $449,380, $417,334, and $113,272, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP EQUITY FUND
Statements of Changes in Net Assets

                                                For the           For the
                                               Year Ended        Year Ended
                                            January 31, 1999  January 31, 1998
  From operations:
  Net investment income                        $   2,221,134     $   1,525,200
  Net realized gain on investment, option,
  and foreign currency related
  transactions                                     6,435,290        33,414,228
  Net change in unrealized (loss) gain on
  investments and translation of
  assets and liabilities denominated in
  foreign currencies                             (58,648,058)       11,262,563
 ------------------------------------------------------------------------------
  Net (decrease) increase in net assets
  resulting from operations                      (49,991,634)       46,201,991
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
  Class A shares                                    (280,574)          (88,869)
  Class B shares                                      (3,078)               --
  Class C shares                                      (9,612)               --
  Institutional shares                            (2,055,325)       (1,204,893)
  Service shares                                      (2,638)              (15)
  In excess of net investment income
  Class A shares                                      (6,261)          (63,822)
  Class B shares                                         (69)          (36,518)
  Class C shares                                        (214)           (7,184)
  Institutional shares                               (45,868)               --
  Service shares                                         (59)               (8)
  From net realized gain on investment,
  options and foreign currency
  transactions
  Class A shares                                  (3,498,210)       (2,003,140)
  Class B shares                                  (1,854,834)         (739,050)
  Class C shares                                    (536,322)         (118,344)
  Institutional shares                            (9,058,413)      (23,361,534)
  Service shares                                     (14,028)             (307)
 ------------------------------------------------------------------------------
  Total distributions to shareholders            (17,365,505)      (27,623,684)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                  203,854,529       219,499,016
  Reinvestment of dividends and
  distributions                                   16,585,994        27,184,097
  Cost of shares repurchased                    (199,307,468)      (48,291,135)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                         21,133,055       198,391,978
 ------------------------------------------------------------------------------
  TOTAL (DECREASE) INCREASE                      (46,224,084)      216,970,285
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of year                              362,223,615       145,253,330
 ------------------------------------------------------------------------------
  End of year                                  $ 315,999,531     $ 362,223,615
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions
  in excess of) net investment income          $     (31,716)    $     130,093
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Mid Cap Equity Fund (the "Fund"). At January 31, 1999, the Fund offered five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the mean between the closing bid and asked prices. Debt securities are valued at prices supplied by an independent pricing services, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quota-tions are available are valued at the last sale price on valuation date, or if no sale occurs at the mean between the most recent bid and asked prices. Short-term debt obligations maturing in sixty days or less are valued at am-ortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the ba-sis of interest accrued, premium amortized and discount earned. It is the Fund's policy, where necessary, to accrue for estimated capital gains taxes on foreign securities.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's fi-nancial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extin-guished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $25,324,000 at October 31, 1998 (the Fund's tax year end) of capital loss carryforward expiring in 2006 for federal tax pur-poses. This amount is available to be carried forward to offset future capi-tal gains to the extent permitted by applicable laws or regulations.

 G. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 H. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions for their services with respect to such shares. Effective September 1, 1998, each class of shares of the Funds now separately bear its respective class-specific transfer agency fees.

 I. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

 J. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund dai-ly, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement ("the Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the ex-penses related thereto and administering the Fund's business affairs, includ-ing providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding management fees, distribution and service fees, transfer agent fees (effective September 1, 1998), taxes, interest, brokerage, litiga-tion, Service share fees, indemnification costs and extraordinary expenses) to the extent such expenses exceeded, on an annual basis, .10% of the average daily net assets of the Fund. For the year ended January 31, 1999, Goldman Sachs reimbursed approximately $328,000.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $404,000 during the year ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had also adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plan equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service Plans were combined into a Distribution and Service Plan. Under the Distribu-tion and Service Plan, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respec-tively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999
   As of January 31, 1999, the amounts owed to affiliates were approximately $213,000, $60,000 and $30,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures transactions) for the year ended January 31, 1999, were $333,009,037 and $332,438,360, respectively.
   For the year ended January 31, 1999, Goldman Sachs earned approximately $83,000 of brokerage commissions from portfolio transactions.
   For the year ended January 31, 1999, written call option transactions in the Fund were as follows:

  Written Options                        Number of Contracts Premium Received
 ----------------------------------------------------------------------------
  Balance outstanding at beginning of
  year                                            --                  --
  Options written                                  4               1,238
  Options expired                                 (4)             (1,238)
 ----------------------------------------------------------------------------
  BALANCE OUTSTANDING, END OF YEAR                --                  --
 ----------------------------------------------------------------------------

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At January 31, 1999, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $29,800,000 in principal amount. At January 31, 1999, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations.

                                              Principal    Interest Maturity   Amortized
           Repurchase Agreements                Amount       Rate     Date        Cost
 ------------------------------------------------------------------------------------------
 ABN/AMRO, Inc.                             $  875,000,000   4.84%  02/01/99 $  875,000,000
 ------------------------------------------------------------------------------------------
 Bear Stearns & Co.                            250,000,000   4.83   02/01/99    250,000,000
 ------------------------------------------------------------------------------------------
 NationsBanc Montgomery Securities LLC       1,000,000,000   4.84   02/01/99  1,000,000,000
 ------------------------------------------------------------------------------------------
 CS First Boston Corp.                         363,500,000   4.83   02/01/99    363,500,000
 ------------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                    $2,488,500,000
 ------------------------------------------------------------------------------------------

                                               GOLDMAN SACHS MID CAP EQUITY FUND

 7. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the year ended January 31, 1999, the Fund did not have any borrowings under these facilities.


 8. OTHER MATTERS AND CERTAIN RECLASSIFICATIONS

 As of January 31, 1999, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 58% of the outstanding shares of the Fund.
   In accordance with Statement of Position 93-2, the Fund has reclassified $20,946 from paid-in capital to accumulated distributions in excess of net investment income, $191 from accumulated distributions in excess of net in-vestment income to accumulated net realized gain on investment, options and foreign currency transactions and $13 from accumulated net realized gain on investment, options and foreign currency transactions to paid-in capital. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS MID CAP EQUITY FUND
Notes to Financial Statements (continued)
January 31, 1999

 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the years ended:

                             January 31, 1999          January 31, 1998
                         -------------------------  ------------------------
                             Shares        Dollars      Shares       Dollars
 ----------------------------------------------------------------------------
 Class A Shares
 Shares sold              6,897,312  $ 143,833,096   5,841,266  $131,260,250
 Reinvestments of divi-
dends and distributions     198,815      3,620,601      94,688     2,037,019
 Shares repurchased      (7,448,798)  (147,546,061) (1,744,017)  (40,763,741)
                               ----------------------------------------------
                           (352,671)       (92,364)  4,191,937    92,533,528
 ----------------------------------------------------------------------------
 Class B Shares
 Shares sold              1,238,560     27,854,158   1,399,203    30,963,114
 Reinvestments of divi-
dends and distributions      82,866      1,503,199      30,492       662,853
 Shares repurchased        (586,417)   (11,387,076)    (97,400)   (2,201,814)
                               ----------------------------------------------
                            735,009     17,970,281   1,332,295    29,424,153
 ----------------------------------------------------------------------------
 Class C Shares
 Shares sold                499,586     10,988,153     324,716     7,154,293
 Reinvestments of divi-
dends and distributions      22,110        401,070       4,930       106,487
 Shares repurchased        (230,071)    (4,500,505)    (31,125)     (693,155)
                               ----------------------------------------------
                            291,625      6,888,718     298,521     6,567,625
 ----------------------------------------------------------------------------
 Institutional Shares
 Shares sold                967,052     20,867,072   2,288,783    50,110,458
 Reinvestments of divi-
dends and distributions     607,168     11,044,402   1,099,576    24,377,632
 Shares repurchased      (1,801,025)   (35,855,143)   (222,904)   (4,630,323)
                               ----------------------------------------------
                           (226,805)    (3,943,669)  3,165,455    69,857,767
 ----------------------------------------------------------------------------
 Service Shares
 Shares sold                 15,505        312,050         452        10,901
 Reinvestments of divi-
dends and distributions         923         16,722           5           106
 Shares repurchased            (978)       (18,683)        (97)       (2,102)
                               ----------------------------------------------
                             15,450        310,089         360         8,905
 ----------------------------------------------------------------------------
 NET INCREASE               462,608  $  21,133,055   8,988,568  $198,391,978
 ----------------------------------------------------------------------------

                                               GOLDMAN SACHS MID CAP EQUITY FUND




 Goldman Sachs Mid Cap Equity Fund -- Tax Information (unaudited)

   During the year ended January 31, 1999, 26.44% of the dividends paid from net investment income by the Fund qualify for the divi-dends received deduction available to corporations.
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $14,817,530 as capital gain dividends for its year ended January 31, 1999.

GOLDMAN SACHS MID CAP EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                             Income from
                                      investment operations(d)           Distributions to shareholders
                                   ------------------------------- ------------------------------------------
                                                  Net realized
                                                 and unrealized                                From net
                                                 gain (loss) on                             realized gain
                         Net asset    Net         investment,                 In excess     on investment,    Net increase
                          value,   investment      option and       From net    of net        option and       (decrease)
                         beginning   income     foreign currency   investment investment   foreign currency   in net asset
                         of period   (loss)   related transactions   income     income   related transactions    value
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares   $21.61     $0.10           $(2.38)         $(0.07)    $  --           $(0.88)          $(3.23)
  1999 - Class B Shares    21.57     (0.05)           (2.35)             --        --            (0.88)           (3.28)
  1999 - Class C Shares    21.59     (0.05)           (2.34)          (0.02)       --            (0.88)           (3.29)
  1999 - Institutional
  Shares                   21.65      0.19            (2.38)          (0.21)       --            (0.88)           (3.28)
  1999 - Service Shares    21.62      0.03            (2.31)          (0.17)       --            (0.88)           (3.33)
 -------------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares
  (commenced August 15,
  1997)                    23.63      0.09             0.76           (0.06)    (0.04)           (2.77)           (2.02)
  1998 - Class B Shares
  (commenced August 15,
  1997)                    23.63      0.06             0.74           (0.09)       --            (2.77)           (2.06)
  1998 - Class C Shares
  (commenced August 15,
  1997)                    23.63      0.06             0.76           (0.09)       --            (2.77)           (2.04)
  1998 - Institutional
  Shares                   18.73      0.16             5.66           (0.13)       --            (2.77)            2.92
  1998 - Service Shares
  (commenced July 18,
  1997)                    23.01      0.09             1.40           (0.11)       --            (2.77)           (1.39)
 -------------------------------------------------------------------------------------------------------------------------
  1997 - Institutional
  Shares                   15.91      0.24             3.77           (0.24)    (0.93)           (0.02)            2.82
 FOR THE PERIOD ENDED JANUARY 31,
  1996 - Institutional
  Shares (commenced Au-
  gust 1, 1995)            15.00      0.13             0.90           (0.12)       --               --             0.91
 -------------------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS MID CAP EQUITY FUND

                                                                         Ratios assuming no
                                                                         expense limitations
                                                                     --------------------------


                                                        Ratio of                    Ratio of
                            Net assets   Ratio of    net investment   Ratio of   net investment
   Net asset                at end of  net expenses income (loss) to expenses to income (loss)  Portfolio
   value, end     Total       period    to average    average net    average net to average net turnover
   of period    return(a)   (in 000s)   net assets       assets        assets        assets       rate
     $18.38      (10.48)%    $70,578       1.33%          0.38%         1.41%         0.30%       92.18%
      18.29      (11.07)      37,821       1.93          (0.22)         2.01         (0.30)       92.18
      18.30      (11.03)      10,800       1.93          (0.22)         2.01         (0.30)       92.18
      18.37      (10.07)     196,512       0.87           0.83          0.95          0.75        92.18
      18.29      (10.48)         289       1.37           0.32          1.45          0.24        92.18
----------------------------------------------------------------------------------------------------------
      21.61        3.42(c)    90,588       1.35(b)        0.33(b)       1.47(b)       0.21(b)     62.60
      21.57        3.17(c)    28,743       1.85(b)       (0.20)(b)      1.97(b)      (0.32)(b)    62.60
      21.59        3.27(c)     6,445       1.85(b)       (0.23)(b)      1.97(b)      (0.35)(b)    62.60
      21.65       30.86      236,440       0.85           0.78          0.97          0.66        62.60
      21.62        6.30(c)         8       1.35(b)        0.63(b)       1.43(b)       0.51(b)     62.60
----------------------------------------------------------------------------------------------------------
      18.73       25.63      145,253       0.85           1.35          0.91          1.29        74.03
      15.91        6.89(c)   135,671       0.85(b)        1.67(b)       0.98(b)       1.54(b)     58.77(c)
----------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MID CAP EQUITY FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees ofGoldman Sachs Trust--Mid Cap Eq-uity Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Mid Cap Equity Fund, one of the portfolios constituting Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the state-ment of investments, as of January 31, 1999, and the related statement of op-erations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs Mid Cap Equity Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 March 19, 1999

                                                      Goldman Sachs Fund Profile

Goldman Sachs Mid Cap Equity Fund


An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Mid Cap Equity Fund offers investors access to the benefits associated with equity investing. The Fund seeks long-term capital appreciation, primarily through equity securities of companies with public stock market capitalizations between $400 million and $16 billion at the time of investment.

Target Your Needs

The Goldman Sachs Mid Cap Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Funds

Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                            [GRAPHIC APPEARS HERE]

For More Information

To learn more about the Goldman Sachs Mid Cap Equity Fund and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004

TRUSTEES
Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Anne E. Marcel, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Small Cap Value Fund's, Mid Cap Equity Fund's, Capital Growth Fund's, and Growth and Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both.

The stocks of smaller companies are often associated with higher risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.

Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
March 31, 1999                                              MIDCAPAR /22K / 3-99